EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
27-Feb-06                                                            28-Feb-06

Distribution Date:       BMW Vehicle Owner Trust 2004-A               Period #
27-Mar-06                ------------------------------                     22

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

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Balances
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                                                                                 Initial                 Period End
      Receivables                                                         $1,500,120,934               $539,116,954
      Reserve Account                                                         $9,683,915                 $9,373,174
      Yield Supplement Overcollateralization                                 $10,287,158                 $3,506,221
      Class A-1 Notes                                                       $313,000,000                         $0
      Class A-2 Notes                                                       $417,000,000                         $0
      Class A-3 Notes                                                       $470,000,000               $245,776,958
      Class A-4 Notes                                                       $256,312,000               $256,312,000
      Class B Notes                                                          $33,521,000                $33,521,000

Current Collection Period
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      Beginning Receivables Outstanding                                     $572,075,340
      Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                  Receipts of Scheduled Principal                            $21,623,561
                  Receipts of Pre-Paid Principal                             $10,936,357
                  Liquidation Proceeds                                          $307,998
                  Principal Balance Allocable to Gross Charge-offs               $90,470
            Total Receipts of Principal                                      $32,958,386

            Interest Distribution Amount
                  Receipts of Interest                                        $3,488,409
                  Servicer Advances                                              $84,430
                  Reimbursement of Previous Servicer Advances                         $0
                  Accrued Interest on Purchased Receivables                           $0
                  Recoveries                                                     $86,295
                  Net Investment Earnings                                        $31,588
            Total Receipts of Interest                                        $3,690,723

            Release from Reserve Account                                              $0

      Total Distribution Amount                                              $36,558,638

      Ending Receivables Outstanding                                        $539,116,954

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                   $375,105
      Current Period Servicer Advance                                            $84,430
      Current Reimbursement of Previous Servicer Advance                              $0
      Ending Period Unreimbursed Previous Servicer Advances                     $459,535

Collection Account
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      Deposits to Collection Account                                         $36,558,638
      Withdrawals from Collection Account
            Servicing Fees                                                      $476,729
            Class A Noteholder Interest Distribution                          $1,328,799
            First Priority Principal Distribution                                     $0
            Class B Noteholder Interest Distribution                             $98,328
            Regular Principal Distribution                                   $32,725,866
            Reserve Account Deposit                                                   $0
            Unpaid Trustee Fees                                                       $0
            Excess Funds Released to Depositor                                $1,928,916
      Total Distributions from Collection Account                            $36,558,638


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Excess Funds Released to the Depositor
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            Release from Reserve Account                                 $572,703
            Release from Collection Account                            $1,928,916
      Total Excess Funds Released to the Depositor                     $2,501,618

Note Distribution Account
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      Amount Deposited from the Collection Account                    $34,152,993
      Amount Deposited from the Reserve Account                                $0
      Amount Paid to Noteholders                                      $34,152,993

Distributions
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      Monthly Principal Distributable Amount                      Current Payment      Ending Balance      Per $1,000        Factor
      Class A-1 Notes                                                          $0                  $0           $0.00         0.00%
      Class A-2 Notes                                                          $0                  $0           $0.00         0.00%
      Class A-3 Notes                                                 $32,725,866        $245,776,958          $69.63        52.29%
      Class A-4 Notes                                                          $0        $256,312,000           $0.00       100.00%
      Class B Notes                                                            $0         $33,521,000           $0.00       100.00%

      Interest Distributable Amount                               Current Payment          Per $1,000
      Class A-1 Notes                                                          $0               $0.00
      Class A-2 Notes                                                          $0               $0.00
      Class A-3 Notes                                                    $619,669               $1.32
      Class A-4 Notes                                                    $709,130               $2.77
      Class B Notes                                                       $98,328               $2.93



Carryover Shortfalls
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                                                                         Prior
                                                                    Period Carryover     Current Payment      Per $1,000
      Class A-1 Interest Carryover Shortfall                                   $0                  $0              $0
      Class A-2 Interest Carryover Shortfall                                   $0                  $0              $0
      Class A-3 Interest Carryover Shortfall                                   $0                  $0              $0
      Class A-4 Interest Carryover Shortfall                                   $0                  $0              $0
      Class B Interest Carryover Shortfall                                     $0                  $0              $0


Receivables Data
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                                                                 Beginning Period       Ending Period
      Number of Contracts                                                  40,771              39,454
      Weighted Average Remaining Term                                       30.64               29.81
      Weighted Average Annual Percentage Rate                               4.63%               4.62%

      Delinquencies Aging Profile End of Period                     Dollar Amount          Percentage
            Current                                                  $487,943,876              90.51%
            1-29 days                                                 $41,303,442               7.66%
            30-59 days                                                 $7,126,520               1.32%
            60-89 days                                                 $1,484,645               0.28%
            90-119 days                                                  $481,937               0.09%
            120-149 days                                                 $776,535               0.14%
            Total                                                    $539,116,954             100.00%
            Delinquent Receivables +30 days past due                   $9,869,636               1.83%


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      Write-offs
            Gross Principal Write-Offs for Current Period                        $90,470
            Recoveries for Current Period                                        $86,295
            Net Write-Offs for Current Period                                     $4,175

            Cumulative Realized Losses                                        $4,785,394


      Repossessions                                                        Dollar Amount               Units
            Beginning Period Repossessed Receivables Balance                  $1,421,330                  76
            Ending Period Repossessed Receivables Balance                     $1,262,687                  71
            Principal Balance of 90+ Day Repossessed Vehicles                   $250,766                  13



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                        $3,738,740
      Beginning Period Amount                                                 $3,738,740
      Ending Period Required Amount                                           $3,506,221
      Current Period Release                                                    $232,520
      Ending Period Amount                                                    $3,506,221
      Next Distribution Date Required Amount                                  $3,281,217

Reserve Account
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      Beginning Period Required Amount                                        $9,945,877
      Beginning Period Amount                                                 $9,945,877
      Net Investment Earnings                                                    $31,588
      Current Period Deposit                                                          $0
      Current Period Release to Collection Account                                    $0
      Current Period Release to Depositor                                       $572,703
      Ending Period Required Amount                                           $9,373,174
      Ending Period Amount                                                    $9,373,174
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